Note 13 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
13.	Commitments and contingencies

Royalty payment

As part of the consideration to the seller for acquiring the worldwide patent of Plinabulin excluding the PRC and Hong Kong, Wanchun Biotech was required to pay royalties on a quarterly basis equal to
20%
of gross proceeds from the sales of the product, commencing on the first
commercial sale of such product for
ten
years.

On
February 2, 2015,
the Company, Wanchun Biotech and Fortis Advisors LLC, in its capacity as an agent of the former stakeholders of the seller of the patent of Plinabulin transferred to Wanchun Biotech, entered into an agreement to terminate such royalty payment arrangements. The termination agreement would be effective upon the consummation of the Company’s IPO in the United States. If the IPO was consummated within three
years following the agreement date, the Company was required to issue and allot such number of ordinary shares representing
10%
of the Company’s fully-diluted equity capitalization immediately prior to the IPO to a single corporate entity designated by the seller in lieu of the royalty payment. In connection with the Company IPO on the NASDAQ Capital Market completed in
March 2017,
the Company issued
2,112,963
ordinary shares to Nereus Trust, an entity designated by the seller, and the royalty payment arrangements were terminated. The cost of such patent acquired and expensed as research and development expense was
$42,259,
which is determined based on the fair value of such issued ordinary shares of
$20
per share.